UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

Resolute Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800, Denver, CO

(Address of principal executive offices)

80203

(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 5, 2016, Resolute Energy Corporation (the “Company”) and Resolute Natural Resources Southwest, LLC, a wholly-owned subsidiary of the Company (“Resolute Southwest”), entered into a Purchase and Sale Agreement (the “Firewheel Purchase Agreement”) with Firewheel Energy, LLC (“Firewheel”), pursuant to which Resolute Southwest agreed to acquire certain oil and gas interests in the Delaware Basin in Reeves County, Texas (the “Firewheel Properties”) from Firewheel. As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 7, 2016, the transactions contemplated by the Firewheel Purchase Agreement closed on October 7, 2016, with an effective date of September 1, 2016.

This Current Report on Form 8-K/A provides the financial statements of the business acquired in the Firewheel Purchase Agreement and the pro forma financial statements for the Company giving effect to the transactions contemplated by the Firewheel Purchase Agreement. This Current Report on Form 8-K/A should be read in connection with the Company’s Current Reports on Form 8-K filed on October 5, 2016 and October 7, 2016, which provide a more complete description of the transactions contemplated by the Firewheel Purchase Agreement. The Company’s Current Reports on Form 8-K filed on October 5, 2016 and October 7, 2016 also provide the audited statement of revenue and direct operating expenses of the Firewheel Properties for the year ended December 31, 2015, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the Firewheel Properties for the six months ended June 30, 2016 and the six months ended June 30, 2015, including the notes thereto, as well as certain pro forma consolidated financial statements for the Company giving effect to the transactions contemplated by the Firewheel Purchase Agreement.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The unaudited statement of revenue and direct operating expenses of the Firewheel Properties for the nine months ended September 30, 2016 and the nine months ended September 30, 2015, including the notes thereto, are furnished as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements giving effect to the transactions contemplated by the Firewheel Purchase Agreement are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	unaudited pro forma condensed consolidated balance sheet as of September 30, 2016; and

•	unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2016.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Statement of revenue and direct operating expenses of the Firewheel Properties for the nine months ended September 30, 2016 and the nine months ended September 30, 2015 (unaudited).
99.2	Unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2016	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Statement of revenue and direct operating expenses of the Firewheel Properties for the nine months ended September 30, 2016 and the nine months ended September 30, 2015 (unaudited).
99.2	Unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2016.